Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint William H. Koster and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 14,285,760 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed private common stock offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of May, 2004.

/s/ FELIX J. BAKER
Felix J. Baker

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint William H. Koster and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 14,285,760 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed private common stock offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of May, 2004.

/s/ JULIAN C. BAKER
Julian C. Baker

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint William H. Koster and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 14,285,760 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed private common stock offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of May, 2004.

/s/ BARRY M. BLOOM
Barry M. Bloom

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint William H. Koster and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 14,285,760 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed private common stock offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of May, 2004.

/s/ ERAN BROSHY
Eran Broshy

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint William H. Koster and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 14,285,760 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed private common stock offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of May, 2004.

/s/ ROBERT N. BUTLER, M.D.
Robert N. Butler, M.D.

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint William H. Koster and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 14,285,760 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed private common stock offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of May, 2004.

/s/ FRANK C. CARLUCCI
Frank C. Carlucci

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint William H. Koster and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 14,285,760 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed private common stock offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of May, 2004.

/s/ STEWART HEN
Stewart Hen

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint William H. Koster and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 14,285,760 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed private common stock offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of May, 2004.

/s/ JONATHAN S. LEFF
Jonathan S. Leff

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint William H. Koster and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 14,285,760 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed private common stock offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of May, 2004.

/s/ MARK NOVITCH
Mark Novitch

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint William H. Koster and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 14,285,760 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed private common stock offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of May, 2004.

/s/ CRAIG SAXTON
Craig Saxton

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint William H. Koster and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 14,285,760 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed private common stock offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of May, 2004.

/s/ JOHN SIMON
John Simon

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint William H. Koster and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 14,285,760 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed private common stock offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of May, 2004.

/s/ SUZANNE H. WOOLSEY
Suzanne H. Woolsey